SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                 August 6, 2003



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                 1-31299                     06-0865171
               ---------              --------------               ------------
    (State or other jurisdiction of  (Commission File Number)      (IRS Employer
            incorporation)                                   Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------




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Item 7(c). Exhibits

99.1              Press Release dated August 6, 2003.

Item 12. Results of Operations and Financial Condition

                  The registrant is attaching a copy of a press release dated August 6, 2003, as Exhibit 99.1.

Limitation on Incorporation by Reference

                  In accordance with general instruction B.6 of Form 8-K, the information in this report (including the exhibit) is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liability of that section.


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



                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 6, 2003              MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                   By: /s/ Kevin S. Little
                                       ----------------------------
                                       Kevin S. Little
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated August 6, 2003

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